Rule 497(k)
                                                             File No. 333-168727



FIRST TRUST                                              FIRST TRUST SERIES FUND
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                               SUMMARY PROSPECTUS

                                November 6, 2015
                      as supplemented on November 17, 2015






     FIRST TRUST AQA(R) EQUITY FUND                   TICKER SYMBOL
                 CLASS A                                  AQAAX
                 CLASS C                                  AQACX
                 CLASS I                                  AQAIX



Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at http://www.ftportfolios.com/Retail/MF/MFfundnews.aspx?Ticker=AQAAX. You can also get this information at no cost by calling (800) 621-1675 or by sending an e-mail request to info@ftportfolios.com. If you purchase shares through a financial intermediary (such as a broker/dealer or bank), you can obtain the Fund's prospectus and other information from that financial intermediary. The Fund's prospectus and statement of additional information, both dated November 6, 2015, as supplemented on November 17, 2015, are all incorporated by reference into this Summary Prospectus.






INVESTMENT OBJECTIVE

      The investment objective of the First Trust AQA(R) Equity Fund (the "Fund") is to seek capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other First Trust Advisors L.P. mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in "Share Classes" on page 8 of the Fund's prospectus, "Investment in Fund Shares" on page 10 of the Fund's prospectus and "Purchase and Redemption of Fund Shares" on page 34 of the Fund's statement of additional information ("SAI").

SHAREHOLDER FEES
(fees paid directly from your investment)

                                                                               Class A     Class C      Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of
     offering price)                                                            5.50%        None        None
Maximum Deferred Sales Charge (Load)(1) (as a percentage of the lesser of
     purchase price or redemption proceeds)                                      None(1)     1.00%(1)    None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                      None        None        None
Exchange Fee                                                                     None        None        None


ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

                                                                               Class A     Class C      Class I
Management Fee                                                                  1.00%       1.00%        1.00%
Distribution and Service (12b-1) Fees                                           0.25%       1.00%        0.00%
Other Expenses(2)                                                               1.19%       1.19%        1.19%
Total Annual Fund Operating Expenses                                            2.44%       3.19%        2.19%
Fee Waivers and Expense Reimbursements(3)                                      (0.84)%     (0.84)%      (0.84)%
Total Annual Fund Operating Expenses
After Fee Waivers and Expense Reimbursements                                    1.60%       2.35%        1.35%

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1   For Class A shares purchased at net asset value without a sales charge because the purchase amount exceeded $1 million, where the financial intermediary did not waive the sales commission, a contingent deferred sales charge ("CDSC") of 1% is imposed on any redemption within 12 months of purchase. The CDSC on Class C shares applies only to redemptions within 12 months of purchase.

2   Other Expenses are based on estimated amounts for the current fiscal year.

3 The Fund's investment advisor and sub-advisor have agreed to waive fees and/or reimburse Fund expenses so that the Total Annual Operating Expenses of the Fund (excluding 12b-1 distribution and service fees, interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 1.35% of the Fund's average daily net assets of any class of Fund shares per year (the "Expense Cap") at least through November 6, 2017. Expenses reimbursed and fees waived under such agreement are subject to recovery by the Fund's investment advisor and sub-advisor for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees waived by the Fund's investment advisor and sub-advisor. The agreement may be terminated by the Trust on behalf of the Fund at any time and by the Fund's advisor, subject to the Board of Trustees' approval, only after November 6, 2017 upon 60 days' written notice.

EXAMPLE

      The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the Fund's annual operating expenses remain at current levels until November 6, 2017. Following such date, the example assumes that the pre-waiver expense ratios provided above are applied. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        REDEMPTION                         NO REDEMPTION
SHARE CLASS       A           C         I             A           C          I
1 Year           $704       $338       $137          $704        $238      $137
3 Years         $1,112      $822       $519         $1,112       $822      $519

PORTFOLIO TURNOVER

      The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund's performance.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (including investment borrowings) in equity securities (specifically, common stocks) of U.S. companies. The Advisor typically selects common stocks for investment by the Fund using information produced by a proprietary quantitative methodology developed by the Fund's sub-advisor called the Automated Quantitative Analysis ("AQA(R)") program. In general, the stocks chosen for investment by the Fund are those considered by AQA(R) to be the most undervalued at the time the portfolio was selected based on a set of pre-determined proprietary screens and evaluations.

The AQA(R) program provides a framework for making fact-based investment choices from relevant, publicly available information in an effort to capitalize on discrepancies between value and price. The AQA(R) program calculates value using publicly available financial information from the most recent 32 quarters for every company in the AQA(R) universe, which starts with every company included in the S&P 500, S&P MidCap 400 or S&P SmallCap 600 indices, but excludes the securities of banks and insurance companies. Companies are further screened for trading volume and to exclude companies with a market capitalization of less than $100 million or a share price of less than five dollars, as well as to manage diversification limits under the Investment Company Act of 1940 Act (the "1940 Act"). The AQA(R) program calculates the value of individual companies and compares those measures of value with the current stock prices. The discrepancy between the calculated value and the current stock price determines the relative under or over valuation of each stock, and then stocks are ranked according to this discrepancy.

The analysis of the AQA(R) program attempts to duplicate the recognition of value by the market. Within AQA(R), it takes approximately three years for a security in the program's top ten to be moved by the market from undervalued to fair value. The goal of AQA(R) is to accelerate the process of value recognition. The value recognition process is a series of measurements of historical balance sheet and income statement items and their trends, as well as ratios comprised of two or more of these items and their trends over time. Each company is, in this way, measured internally back eight years on a quarterly basis, and in turn is measured against each of the companies in the AQA(R) universe. Each of these measurements is weighted based on its correlation to price movements over time to arrive at a value recognition process which parallels that existing historically in the stock market. However, the process of value recognition in the market currently takes place over an approximately 30-month period. The AQA(R) program reproduces this recognition process in approximately 60 seconds.

The AQA(R) tool does not provide a forward view of balance sheet and income statement performance. It focuses on a company's past financial performance; only publicly filed financial information, outstanding shares and dividend information are used in the calculation of value. The AQA(R) program does not incorporate other information regarding the companies, including historical stock prices, company products, material news events affecting the company, industry or markets in general, or other material information that may be released subsequent to the most recent publicly-filed financial statements.

The Fund's portfolio will be adjusted on a weekly basis to reflect the updated recommendations of the AQA(R) program. The portfolio managers may, in their discretion, exclude from the Fund's holdings or cause the Fund to sell securities recommended by the AQA(R) program, but will not cause the Fund to purchase securities not recommended by the AQA(R) program. In general, the portfolio managers will cause the Fund to purchase the stock of a company the first time it enters the AQA(R) program's top ten. The portfolio managers will cause the Fund to sell a company's stock if (1) the stock is considered overvalued by the AQA(R) program and has been held for at least a year and a day and (2) the stock has been held by the Fund for a period of time equal to the average holding period for the AQA(R) universe over the trailing ten years (which currently is 30 months) or (3) the stock's issuer has been acquired by another company.

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

LIQUIDITY RISK. The Fund invests in equity securities that may have limited liquidity despite being listed on a securities exchange. Equity securities that are less liquid or that trade less can be more difficult or more costly to buy, or to sell, compared to other more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular security, as well as the size and liquidity of the market for such security. The prices at which the equity securities are held in the Fund will be adversely affected if trading markets for the equity securities are limited or absent.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

MODEL RISK. The Fund relies heavily on a proprietary quantitative model that uses information and data supplied by third parties. When the model and data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks.

NEW FUND RISK. The Fund currently has fewer assets than larger funds, and like other relatively new funds, large inflows and outflows may impact the Fund's market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. Also, during the initial invest-up period, the Fund may depart from its principal investment strategies and invest a larger amount or all of its assets in cash equivalents or it may hold cash.

SMALLER COMPANIES RISK. The Fund invests in small and/or mid capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

VALUE INVESTING RISK. The Fund focuses its investments on securities that the proprietary quantitative model on which the Fund is based considers to be undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in them. These securities are selected on the basis of an issuer's business and economic fundamentals or a security's current credit profile, relative to current market practice. Disciplined adherence to a "value" investment mandate during period in which that style is "out of favor" can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible style mandates.

PERFORMANCE

The Fund has not yet commenced operations and, therefore, does not have a performance history. Once available, the Fund's performance information will give some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance, and will be accessible on the Fund's website at www.ftportfolios.com. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

MANAGEMENT

      Investment Advisor

      First Trust Advisors L.P. ("First Trust" or the "Advisor")

      Investment Sub-Advisor

      J.J.B. Hilliard, W.L. Lyons, LLC ("Hilliard Lyons" or the "Sub-Advisor")

      Portfolio Managers

      The following persons serve as portfolio managers of the Fund:

         o Alan Morel, Senior Vice President, Senior Portfolio Manager of Hilliard Lyons; and

         o  Cory Gerkin, Portfolio Manager of Hilliard Lyons.

      The portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund. Each portfolio manager has managed the Fund since 2015.

PURCHASE AND SALE OF FUND SHARES

You may purchase, redeem or exchange shares of the Fund through a financial advisor on any day the New York Stock Exchange ("NYSE") is open for business. The minimum initial purchase or exchange into the Fund is $2,500 ($750 for a Traditional/Roth IRA account; $500 for an Education IRA account; and $250 for accounts opened through fee-based programs). The minimum subsequent investment is $50. Class I shares are subject to higher minimums for certain investors. There are no minimums for purchases or exchanges into the Fund through employer-sponsored retirement plans.

TAX INFORMATION

The Fund's distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case, your distribution will be taxed upon withdrawal from the tax-deferred account. Additionally, a sale of Fund shares is generally a taxable event.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer (including Hilliard Lyons) or other financial intermediary (such as a bank), First Trust and related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.


                                                                    MFAQSP111715